EXHIBIT 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Wilmot, Chief Executive officer (and Principal Financial Accounting Officer) of Eagle Oil Holding Company, Inc. certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Eagle Oil Holding Company, Inc. for the quarter ended October 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Eagle Oil Holding Company, Inc.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Date: December 21, 2009
/s/ Brian Wilmot
Brian Wilmot
Chief Executive Officer
and Principal Financial Accounting Officer